Derivative Financial Instruments (GEN-PROBE INCORPORATED [Member])	12 Months Ended
Dec. 31, 2011
GEN-PROBE INCORPORATED [Member]
Derivative Financial Instruments
Note 13.	Derivative Financial Instruments

In 2009, the Company began entering into foreign currency forward contracts to reduce its exposure to foreign currency fluctuations of certain assets and liabilities denominated in foreign currencies. These forward contracts had a maturity of approximately 30 days and were not designated as hedges. Accordingly, these instruments were marked to market at each balance sheet date with changes in fair value recognized in earnings under the caption “Other income (expense).” The Company recorded a $0.9 million loss related to these derivative instruments in 2009. The Company did not enter into any foreign currency forward contracts during 2011 or 2010.